EXHIBIT 10.39

                         PROMISSORY NOTE

$53,109,002.87                               January 1, 1997


           FOR VALUE RECEIVED, Showboat Operating Company, a corporation organized and existing under the laws of the State of Nevada ("Maker"), promises to pay to Showboat, Inc., a corporation organized and existing under the laws of the State of Nevada, or order ("Holder"), at 3720 Howard Hughes Parkway, Ste. 200, Las Vegas, NV 89109, or at such other place as Holder may designate in writing, up to the principal balance of Fifty-Three Million One Hundred Nine Thousand Two & 87/One Hundredths Dollars ($53,109,002.87), plus interest as hereinafter provided. Interest shall be calculated on a daily basis (based on a 365-day year), at 14% ("Base Rate"). Principal and interest shall be payable upon the earlier to occur of (i) demand or (ii) December 31, 1997 (the "Maturity Date").

           All payments on this Promissory Note shall be applied first to discharge all accrued but unpaid interest on the unpaid principal balance hereof, and the remainder to be applied to the principal balance. The Holder's acceptance of any payment less than the amount then due shall not, in any manner, effect or prejudice the rights of the Holder to receive the unpaid balance then due and payable.

           The failure to pay the unpaid principal sum on the Maturity Date or the failure to pay any other sum when the same shall become due and payable shall constitute an event of default ("EVENT OF DEFAULT") hereunder, and upon the occurrence of an Event of Default, all sums evidenced hereby, including the entire principal balance, all accrued and unpaid interest and all other amounts due hereunder shall, at the election of Holder, and without demand or notice to Maker, become immediately due and payable and the Holder may exercise its rights under this Note, and other rights under applicable law.

           Upon the occurrence of an Event of Default by Maker, the unpaid principal balance, and all accrued and unpaid interest due hereunder and all other costs shall together be treated as the principal balance of this Promissory Note and shall bear interest at the rate of three (3) percentage points per annum greater than the Base Rate (the "DEFAULT RATE"), from the date of the Event of Default until the entire principal sum and such interest and costs have been paid in full.

          Maker shall have the right to prepay at any time all or any portion of this Promissory Note without penalty.

           It is not the intent of Holder to collect interest or other loan charges in excess of the maximum amount permitted by Nevada law. If interest or other loan charges collected or to be collected by the Holder exceed any applicable permitted limits then (i) any such interest or other loan charges shall be reduced by the amount necessary to reduce the interest or other loan charges to the permitted limits, and (ii) any sums already collected from the Maker which exceeded permitted limits will be refunded to the Maker. The Holder may choose to make such refund by reducing the principal balance of the indebtedness hereunder or by making a direct payment to the Maker.

           Maker agrees to waive demand, diligence, presentment for payment and protest, notice of acceleration, extension, dishonor, maturity, protest, and default hereunder. The Holder may accept late or partial payments even though they are marked "payment in full," without losing, prejudicing or waiving any rights hereunder.

           Maker agrees to pay all costs of collection, and all costs of suit and preparation for such suit (whether at trial or appellate level), in the event the unpaid principal sum of this Promissory Note, or any payment of principal or interest is not paid when due.

          No amendment, modification, change, waiver or discharge shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought. If any provision hereof is invalid, or unenforceable, the other provisions hereof shall remain in full force and effect and shall be construed to effectuate the provisions hereof. The provisions of this Promissory Note shall be binding and inure to the benefit of the successors and assigns of the parties hereto.

           A waiver by Holder or failure to enforce any covenant or condition of this Promissory Note, or to declare any default hereunder, shall not operate as a waiver of any subsequent default or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

           This Promissory Note shall be construed in accordance with and governed by Nevada law.

           All payments of principal and interest are hereby required to be made in the form of lawful money of the United
States of America.

           Time is of the essence with respect to this Promissory
Note and each and every covenant, condition, term and provision hereof.

           Whenever the context requires or permits, the singular
shall  include the plural, the plural shall include the  singular
and   the   masculine,  feminine  and  neuter  shall  be   freely
interchangeable.

           IN WITNESS WHEREOF, Maker has executed this Promissory
Note at Las Vegas, Nevada as of the day first above written.

                                   Maker:

                                   SHOWBOAT OPERATING COMPANY
                                   A NEVADA CORPORATION


                                   By:  /s/ H. Gregory Nasky
                                   Its: Secretary

                       PROMISSORY NOTE

$6,292,083.06                                January 1, 1997


           FOR VALUE RECEIVED, Showboat Development Company, a corporation organized and existing under the laws of the State of Nevada ("Maker"), promises to pay to Showboat, Inc., a corporation organized and existing under the laws of the State of Nevada, or order ("Holder"), at 3720 Howard Hughes Parkway, Ste. 200, Las Vegas, NV 89109, or at such other place as Holder may designate in writing, up to the principal balance of Six Million Two Hundred Ninety - Two Thousand, Eighty - Three Hundred & 06/One Hundredths Dollars ($6,292,083.06), plus interest as hereinafter provided. Interest shall be calculated on a daily basis (based on a 365-day year), at 14% ("Base Rate"). Principal and interest shall be payable upon the earlier to occur of (i) demand or (ii) December 31, 1997 (the "Maturity Date").

           All payments on this Promissory Note shall be applied first to discharge all accrued but unpaid interest on the unpaid principal balance hereof, and the remainder to be applied to the principal balance. The Holder's acceptance of any payment less than the amount then due shall not, in any manner, effect or prejudice the rights of the Holder to receive the unpaid balance then due and payable.

           The failure to pay the unpaid principal sum on the Maturity Date or the failure to pay any other sum when the same shall become due and payable shall constitute an event of default ("EVENT OF DEFAULT") hereunder, and upon the occurrence of an Event of Default, all sums evidenced hereby, including the entire principal balance, all accrued and unpaid interest and all other amounts due hereunder shall, at the election of Holder, and without demand or notice to Maker, become immediately due and payable and the Holder may exercise its rights under this Note, and other rights under applicable law.

           Upon the occurrence of an Event of Default by Maker, the unpaid principal balance, and all accrued and unpaid interest due hereunder and all other costs shall together be treated as the principal balance of this Promissory Note and shall bear interest at the rate of three (3) percentage points per annum greater than the Base Rate (the "DEFAULT RATE"), from the date of the Event of Default until the entire principal sum and such interest and costs have been paid in full.

          Maker shall have the right to prepay at any time all or any portion of this Promissory Note without penalty.

           It is not the intent of Holder to collect interest or other loan charges in excess of the maximum amount permitted by Nevada law. If interest or other loan charges collected or to be collected by the Holder exceed any applicable permitted limits then (i) any such interest or other loan charges shall be reduced by the amount necessary to reduce the interest or other loan charges to the permitted limits, and (ii) any sums already collected from the Maker which exceeded permitted limits will be refunded to the Maker. The Holder may choose to make such refund by reducing the principal balance of the indebtedness hereunder or by making a direct payment to the Maker.

           Maker agrees to waive demand, diligence, presentment for payment and protest, notice of acceleration, extension, dishonor, maturity, protest, and default hereunder. The Holder may accept late or partial payments even though they are marked "payment in full," without losing, prejudicing or waiving any rights hereunder.

           Maker agrees to pay all costs of collection, and all costs of suit and preparation for such suit (whether at trial or appellate level), in the event the unpaid principal sum of this Promissory Note, or any payment of principal or interest is not paid when due.

          No amendment, modification, change, waiver or discharge shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought. If any provision hereof is invalid, or unenforceable, the other provisions hereof shall remain in full force and effect and shall be construed to effectuate the provisions hereof. The provisions of this Promissory Note shall be binding and inure to the benefit of the successors and assigns of the parties hereto.

           A waiver by Holder or failure to enforce any covenant or condition of this Promissory Note, or to declare any default hereunder, shall not operate as a waiver of any subsequent default or affect the right of Holder to exercise any right or remedy not expressly waived in writing.

           This Promissory Note shall be construed in accordance with and governed by Nevada law.

           All payments of principal and interest are hereby required to be made in the form of lawful money of the United
States of America.

           Time is of the essence with respect to this Promissory
Note and each and every covenant, condition, term and provision hereof.

           Whenever the context requires or permits, the singular
shall  include the plural, the plural shall include the  singular
and   the   masculine,  feminine  and  neuter  shall  be   freely
interchangeable.

           IN WITNESS WHEREOF, Maker has executed this Promissory
Note at Las Vegas, Nevada as of the day first above written.

                                   Maker:

                                   SHOWBOAT DEVELOPMENT COMPANY
                                   A NEVADA CORPORATION


                                   By:  /s/ H. Gregory Nasky
                                   Its: Secretary
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